NEAH POWER SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT

April [__], 2006

TABLE OF CONTENTS

Page

1.  Registration Rights

1

1.1  Definitions

1

1.2  Company Registration

2

1.3  Obligations of the Company

3

1.4  Information from Investor

4

1.5  Expenses of Registration

4

1.6  Delay of Registration

4

1.7 Indemnification

4

1.8 Reports under the 1934 Act

6

1.9 Assignment of Registration Rights

7

1.10 “Market Stand-Off’ Agreement

7

1.11  Termination of Registration Rights

8

1.12  Prospectus Delivery Compliance

8

2.  Miscellaneous

8

2.1  Successors and Assigns

8

2.2  Governing Law

8

2.3  Counterparts

8

2.4  Titles and Subtitles

8

2.5  Notices

8

2.6  Expenses

9

2.7  Entire Agreement; Amendments and Waivers

9

2.8  Severability

9

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the ____ day of April, 2006, by and among NEAH POWER SYSTEMS, INC., a Nevada corporation (the “Company”) and each person, firm or corporation who has purchased shares of Common Stock of the Company pursuant to a Subscription and Investment Representation Agreement dated of even date herewith (the “Subscription Agreement”) and who has executed a counterpart to this Agreement (each a “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company has, pursuant to the terms of a private offering memorandum, dated as of April 21, 2006 (the “Memorandum”) and the Subscription Agreement, has offered to the Investors up to 5,000,000 shares of Common Stock of the Company at a purchase price of $0.50 per share (the “Shares”); and

WHEREAS, in order to induce the Investors to purchase the Shares, the Company hereby agrees that this Agreement shall govern the rights of the Investors to cause the Company to register Registrable Shares (as defined below), all on the terms set forth herein.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

1.        Registration Rights.  The Company and the Investors (including the Partnership) covenant and agree as follows:

1.1

Definitions.  Unless otherwise defined in this Agreement, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Subscription Agreement.  For purposes of this Agreement:

(a)

                        (a)        The term “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(b)

                        (b)        The term “Common Stock” means the Company’s common stock, par value $0.001 per share.

(c)

                        (c)        The term “Form 10 Registration Statement” means a Form 10SB Registration Statement to be filed by the Company under the 1934 Act to register the Company’s Common Stock under Section 12(g) of the 1934 Act and make the Company a reporting company under such 1934 Act.

(d)

                        (d)        The term “Investor” means any person, firm or corporation who has executed the Subscription Agreement and this Agreement, or any assignee of such person, firm or corporation (pursuant to an assignment effected in accordance with Section 1.11 hereof) in each case while the owner of Registrable Shares, and recorded as a stockholder on the books and records of the Company.

(e)

                        (e)        The term “IPO” means an initial public offering of the Common Stock by the Company under the 1933 Act, pursuant to a Form SB-2 registration statement (or other relevant form of registering securities) filed by the Company with the SEC under the 1933 Act.

(f)

                        (f)          The term “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(g)

                        (g)        The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

(h)

                        (h)        The term “Resale Registration Statement” means a Form SB-2 registration statement (or other relevant form of registering securities) filed by the Company with the SEC under the 1933 Act for the purpose, in whole or in part, of registering all of the Shares for resale under the 1933 Act.  Such Resale Registration Statement may also include a registration statement filed by the Company in connection with an IPO.

(i)

                        (i)        The term “Registrable Shares” means all of the Shares of Common Stock issued and sold to the Investors pursuant to the Subscription Agreement (including any shares of Common Stock issued with respect to such Shares in the form of a stock dividend or in connection with any stock split, recapitalization, or merger or exchange); provided, however, that Shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a registration statement under the 1933 Act, Section 4(1) of the 1933 Act, or Rule 144 or (ii) at such time as such shares are eligible for sale pursuant to Rule 144(k).

(j)

                        (j)        The term “Rule 144” shall mean Rule 144 under the 1933 Act.

(k)

                        (k)        The term “Rule 144(k)” shall mean subsection (k) of Rule 144 under the 1933 Act.

(l)

                        (l)        The term “SEC” shall mean the Securities and Exchange Commission.

1.2

Company Registration.

(a)

                        (a)        Following the effective date of the Form 10 Registration Statement, but in no event later than ninety (90) days following completion of the Offering defined in the Memorandum and the Subscription Agreement, the Company shall cause to be filed with the SEC a Resale Registration Statement under the 1933 Act covering all of the Registrable Shares. The Company shall use its best efforts to cause such Resale Registration Statement to be declared effective by the SEC so as to permit all Investors to effect sales of their Shares pursuant to such Resale Registration Statement.

(b)

                        (b)        Underwriting Requirements.  In the event that, for any reason, the Company shall elect, in lieu of a Form 10 Registration Statement, to effect an IPO, subject only to this Section 1.2(b), it shall include in any such Resale Registration Statement filed under the 1933 Act in connection with such IPO, all of the Shares to be offered for resale by the Investors, as selling stockholders. In connection with an IPO involving an underwriting of shares of the

Company’s capital stock, the Company shall not be required under this Section 1.2 to include any of the Registrable Shares in such underwriting unless the Investors accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with such underwriters.  If the total amount of securities, including Registrable Shares, requested by stockholders to be included in such registration exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall only be required to include that number of Registrable Shares that the underwriters determine in their sole discretion will not jeopardize the success of the offering.  In the event that the underwriters determine that less than all of the Registrable Shares requested to be registered can be included in such registration, then the Registrable Shares that are included shall be apportioned pro rata among the selling Investors based on the number of Registrable Shares held by all selling Investors or in such other proportions as shall mutually be agreed to by all such selling Investors.

1.3

Obligations of the Company.  In connection with any registration hereunder, the Company shall use its commercially reasonable efforts to:

(a)

                        (a)    prepare and file with the SEC a Resale Registration Statement with respect to such Registrable Shares not later than 90 days following completion of the Offering, and use all commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Investors of a majority of the Registrable Shares registered thereunder, keep such registration statement effective for a period of at least 180 days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)

                        (b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of Registrable Shares covered by such registration statement;

(c)

                        (c)    furnish to the Investors of Registrable Shares covered by a registration statement hereunder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them;

(d)

                        (d)    use all commercially reasonable efforts to register and qualify the securities covered by a registration statement filed hereunder under the state securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)

                        (e)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)

                        (f)    notify each Investor of Registrable Shares covered by a registration statement filed hereunder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which such statements are made;

(g)

                        (g)    cause all such Registrable Shares registered pursuant to this Section 1 to be listed on each securities exchange and trading system on which similar securities issued by the Company are then listed; and

(h)

                        (h)    provide a transfer agent and registrar for all Registrable Shares registered pursuant hereto and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

1.4

Information from Investor.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Shares of any selling Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Shares held by him, her or it, and the intended method of disposition of such securities as shall be reasonably requested to effect the registration of such Investor’s Registrable Shares and each Investor hereby agrees to furnish such information to the Company.

1.5

Expenses of Registration.  All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications under this Sections 1, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Investors (not to exceed $5,000) shall be borne by the Company.

1.6

Delay of Registration.  No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7

Indemnification.  In the event any Registrable Shares are included in a registration statement under this Section 1:

(a)

                        (a)    To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the partners, officers and directors of each Investor, legal counsel and accountants for each Investor, any underwriter (as defined in the 1933 Act) for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any state securities law, rule or regulation insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state in such registration statement a material fact required to be stated therein, or necessary to make the statements therein not misleading under the circumstances such statements were made or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act or any state securities law, and the Company will reimburse each such Investor, underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection l.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter, controlling person or other aforementioned person; provided, further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Investor or underwriter or other aforementioned person, or any person controlling such Investor or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the most current prospectus was not sent or given by or on behalf of such Investor or underwriter or other aforementioned person to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b)

                        (b)    To the extent permitted by law, each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or any state securities law, rule or regulation insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will reimburse any person intended to be indemnified pursuant to this subsection l.7(b) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor, and provided that in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Investor.

(c)

                        (c)    Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel chosen by it; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

(d)

                        (d)    If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that no contribution by any Investor, when combined with any amounts paid by such Investor pursuant to Section 1.7(b), shall exceed the net proceeds from the offering received by such Investor.  The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)

                        (e)    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

(f)

                        (f)    The obligations of the Company and Investors under this Section 1.7 shall survive the completion of any offering of Registrable Shares in a registration statement under this Section 1 and otherwise.

1.8

Reports Under the 1934 Act .  With a view to making available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Investor to sell securities of the Company to the public without registration, the Company agrees that following consummation of the registration of the Common Stock under the 1934 Act, it shall use commercially reasonable efforts to:

(a)

                        (a)    make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the earlier of (i) the effective date of the Form 10 Registration Statement, or (ii) the effective date of the Resale Registration Statement in connection with the IPO.

(b)

                        (b)    file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act.

1.9

Assignment of Registration Rights.  The rights to cause the Company to register Registrable Shares pursuant to this Section 1 may be assigned (but only with all related obligations) by a Investor to a transferee or assignee of Registrable Shares that (i) is a subsidiary, parent, partner, limited partner, retired partner or stockholder of a Investor, (ii) is a Investor’s family member or trust for the benefit of an individual Investor, or (iii) after such assignment or transfer, holds at least 50,000 shares of Registrable Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations or the like), provided:  (a) the Company is, prior to any such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Shares with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, by executing a delivering a counterpart to this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such Registrable Shares by the transferee or assignee is restricted under the 1933 Act.

1.10

“Market Stand-Off” Agreement.  The following provisions of this Section 1.10 are intended to apply only in connection with an IPO by the Company, and shall not be applicable to any other Resale Registration Statement required to be filed by the Company and declared effective by the SEC hereunder.

(a)

                        (a)    Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter or the Company’s investment banker, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the registration statement for such Initial Offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

(b)

                        (b)    Each Investor agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Shares of each Investor (and the shares or securities of every other person subject to the restriction contained in this Section 1.10:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 90 DAYS AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL INVESTOR OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE.  SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.11

Termination of Registration Rights.  No Investor shall be entitled to exercise any right provided for in this Section 1 at any time after all Registrable Shares held by such Investor (together with any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) can be sold in any three (3)-month period without registration in compliance with Rule 144.

1.12

Prospectus Delivery Compliance.  Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Shares pursuant to any registration statement filed hereunder.

2.

2.        Miscellaneous.

2.1

Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Shares).  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.2

Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

2.3

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.5

Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the addresses set forth on the signature pages attached hereto (or at such other addresses as shall be specified by notice given in accordance with this Section 2.5).

2.6

Expenses.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

2.7

Entire Agreement; Amendments and Waivers.  This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and Investors of at least a majority of the Registrable Shares then outstanding.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor of any Registrable Shares, each future Investor of all such Registrable Shares, and the Company.

2.8

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

[Remainder of Page Intentionally Blank, Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date so indicated.

NEAH POWER SYSTEMS, INC.

By:
Name:  Paul Abramowitz

Title:

 President and CEO

Date: __________ __, 2006

INVESTOR:

By:_______________________________________

                   Signature

Print Name: _______________________

Address: __________________________________

Date:  _______________ __, 2006

SIGNATURE PAGE TO BURNLOUNGE, INC. REGISTRATION RIGHTS AGREEMENT